                        Annual Report / December 31, 2001

                             AIM BASIC BALANCED FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

PASTORAL LANDSCAPE BY CLAUDE LORRAIN GIFT OF C.R. SMITH. OIL ON CANVAS, 1628-30.

  SUIDA-MANNING COLLECTION. The arch is one of the strongest structural forms,

  both in nature and in architecture. It can support a great weight because it balances the opposing forces of gravity and horizontal pressures. Similarly, AIM

  Basic Balanced Fund strives to create an optimal balance between the opposing forces of risk and reward to construct a solid foundation for financial well-being.

PASTORAL LANDSCAPE is in the Jack S. Blanton Museum of Art at the University of

  Texas at Austin and is reproduced here with the university's permission. For further information about the Blanton Museum of Art please visit

   www.blantonmuseum.org. For information about other collections owned by the university, visit the university's Web site at www.utexas.edu and click on "Arts and Entertainment."

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Basic Balanced Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund's cumulative total returns (including sales charges) for the period ended 12/31/01 is as follows. Class A shares, inception (9/28/01), 2.80%; Class B shares, inception (9/28/01), 2.76%; Class C shares, inception (9/28/01), 6.76%. Because the fund has been offered for less than one year (since September 28, 2001), total returns provided are cumulative total returns that have not been annualized.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.
o The unmanaged Russell 1000 Stock Index represents the performance of the stocks of large-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate
                   Bond Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

AIM Basic Balanced Fund was only three months old as of the end of 2001. During that time, the fund achieved a cumulative total return of 7.94% at net asset value for its Class A shares, for example. With this result, it outperformed the 6.48% fourth-quarter return for the Lipper Balanced Fund Index, which includes comparable funds.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year and how the markets affected the fund. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

FUND RISES DURING FIRST QUARTER OF OPERATION

AIM BASIC BALANCED FUND HAD EXISTED ONLY ONE QUARTER WHEN 2001 ENDED. HOW DID IT PERFORM?
The fund posted strong total returns: 7.94% per share for Class A shares and 7.76% for Class B and Class C shares, excluding sales charges. Since the fund had been in existence for less than a year, these are cumulative rather than annualized figures. With that performance, the fund outpaced the 6.48% fourth-quarter return for the Lipper Balanced Fund Index, which represents comparable funds.
    AIM Basic Balanced Fund opened at a time when the stock market had fallen to levels not seen since October 1998. Stock prices had plunged in the first week of trading following the terrorist attacks of September 11, and had barely begun to make a comeback when the fund opened. In consequence, the fund managers were able to acquire some excellent holdings while they were undervalued because of events unconnected with the stocks' own fundamental worth. Entering the market at such a low point, the fund benefited from the subsequent rebound and rose in value substantially during the fourth quarter.
    The bond portion of the portfolio saw the flip side of the surge. Immediately after the attacks, large numbers of frightened investors fled stocks to seek greater safety in bonds. This sudden popularity bid up the price of bonds for a short time, but when no more attacks followed, many investors returned to stocks, and bond prices ebbed.

    Thus the fund, with its blend of stocks and bonds, saw less volatility but a somewhat more modest growth rate than its style benchmark, the Russell 1000 Index, which represents only the performance of the stocks of large-capitalization companies. That index returned 11.11% for the quarter.

FUND AT A GLANCE

[COVER IMAGE]

AIM Basic Balanced Fund seeks long-term capital appreciation and current income by investing in a broadly diversified portfolio of stocks and bonds.

INVESTMENT STYLES:

o The stock portion of the fund follows AIM's Intrinsic Value discipline, which invests in quality companies selling at a substantial discount to intrinsic value.
o The fixed-income portfolio is managed for total return, seeking both growth of capital and income.
o The fund's asset mix is approximately 60% attractively priced stocks and 40% high quality bonds.


PORTFOLIO COMPOSITION

================================================================================
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

 1. Waste Management, Inc.               2.2

 2. Tyco International Ltd. (Bermuda)    2.1

 3. Bank of America Corp.                2.0

 4. FleetBoston Financial Corp.          2.0

 5. American Standard Cos. Inc.          2.0

 6. H&R Block, Inc.                      2.0

 7. Bank One Corp.                       2.0

 8. Kroger Co. (The)                     2.0

 9. Ceridian Corp.                       1.9

10. Black & Decker Corp. (The)           1.7

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================

WHAT SORT OF INVESTOR IS AIM BASIC BALANCED FUND DESIGNED FOR?
The fund is for conservative investors seeking upside potential and downside protection--that is, it offers the opportunity for their investment to increase in value when markets rise, while minimizing risk to their capital during adverse markets.
    To achieve this, the portfolio holds a combination of stocks and bonds carefully selected to balance risk and return. While a ratio of 60% stocks to 40% bonds is targeted, the ratio of stocks to bonds may vary.
    Besides capital appreciation, the fund is also designed to provide income. It pays dividends quarterly, adjusting the amount each quarter to reflect the fund's earnings.

HOW DOES THE FUND SELECT AND MANAGE ITS STOCK PORTFOLIO?
The equity portion of the portfolio is managed according to AIM's Intrinsic Value discipline, which strives to identify quality stocks that are temporarily under

=======================================================================================================================
TOP 10 FIXED-INCOME HOLDINGS                                            TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------
                                      Coupon  Maturity Percent
 1. Heller Financial, Inc.              7.38%   11/09   1.4              1. U.S. Government Agency Securities     19.1%

 2. GE Global Insurance Holdings Corp.  7.75    06/30   0.7              2. Diversified Financial Services         8.9

 3. Shaw Communications Inc. (Canada)   8.250    4/10   0.6              3. Banks                                  6.8

 4. Time Warner Inc.                    8.05    01/16   0.5              4. Oil and Gas Drilling                   3.9

 5. Associates Corp. of North America   6.95    11/18   0.5              5. Data Processing Services               3.6

 6. American General Corp.              6.63    02/29   0.4              6. Managed Health Care                    3.1

 7. Comcast Cable Communications        8.88    05/17   0.4              7. Industrial Conglomerates               2.9

 8. Firstar Bank N.A.                   7.13    12/09   0.3              8. Life & Health Insurance                2.6

 9. Dresdner Bank New York              7.25    09/15   0.3              9. Environmental Services                 2.2

10. Louis Dreyfus Natural Gas Corp.     6.88    12/07   0.3             10. Building Products                      2.0

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=======================================================================================================================


=====================================
PORTFOLIO COMPOSITION BY INVESTMENT
-------------------------------------
[COMMON STOCK                    62%

             [PIE GRAPH]

[GOVERNMENT & AGENCY BONDS       23%

[CORPORATE BONDS                  9%

[CASH & OTHER                     6%

valued. The fund managers purchase stocks of companies with good fundamentals while they are selling for significantly less than their intrinsic value. Historically this approach is less volatile and may provide superior principal protection in down markets.

    Fund managers may select stocks of any market capitalization size, but within this flex-cap approach, they favor mid-cap and large-cap stocks. They seek to diversify holdings broadly by sector.

HOW DOES THE FUND CHOOSE FIXED-INCOME HOLDINGS?
The bond portfolio follows AIM's fixed income discipline, which seeks to protect the invested principal while providing current income. Since stability is an important function of the fixed income segment, managers select only investment-grade bonds and target an intermediate-term duration on average. Applying careful research, the fund seeks relative value among corporates, treasuries, mortgage-backed instruments and agencies, both in choosing sectors and in selecting individual securities.

WHAT ACTIONS DID THE FUND TAKE TO DEAL WITH THE ECONOMIC AND MARKET CONDITIONS IT FACED?
Corrections in the market had already occurred by the time the fund was able to invest, providing many good investment opportunities at the fund's inception. While the events of September 11 appeared likely to further weaken the economy, we felt that this was more than adequately priced into many stocks. We felt that this was an opportune time for heavier exposure to stocks that would benefit from an economic rebound ahead, such as consumer cyclicals, industrials and credit-sensitive financials.
    These selections turned out well; most did benefit from the market upturn. One area that proved to be premature was financials, particularly Providian, whose stock weakened on deteriorating credit trends. Among holdings that were beneficial for the fund were Phillips Electronics, producer of light bulbs, shavers, TVs, and much else, whose stock rose dramatically during the fourth quarter; American Standard, a leading maker of air-conditioning systems, plumbing products and automotive braking systems, which saw an increase in net profit margin during the 12 months ended September 1, 2001; and advertising conglomerate Interpublic Group, which is well positioned for an anticipated rebound in advertising markets.

WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
The economy remained in recession, unemployment continued to rise and the markets remained cautious, but there were positive signs. Inflation remained low and energy prices were dropping. Stock values had risen during the quarter, but attractive valuations could still be found in the securities of many firms with good fundamentals and enough strength to endure until a clear market upturn. Many analysts believed that the poor corporate earnings expected for the next quarter or so had already been taken into account by the market, allowing for a quick rebound when earnings improved.

          See important fund and index disclosures inside front cover.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES


ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

HOUSING STARTS
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
    As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                             MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-61.95%

ADVERTISING-1.67%

Interpublic Group of Cos., Inc. (The)             18,100   $   534,674
======================================================================

ALUMINUM-1.01%

Alcoa Inc.                                         9,100       323,505
======================================================================

APPAREL RETAIL-1.70%

Gap, Inc. (The)                                   39,000       543,660
======================================================================

BANKS-6.00%

Bank of America Corp.                             10,300       648,385
----------------------------------------------------------------------
Bank One Corp.                                    16,000       624,800
----------------------------------------------------------------------
FleetBoston Financial Corp.                       17,700       646,050
======================================================================
                                                             1,919,235
======================================================================

BUILDING PRODUCTS-2.01%

American Standard Cos. Inc.(a)                     9,400       641,362
======================================================================

CONSTRUCTION & FARM MACHINERY-1.35%

Deere & Co.                                        9,900       432,234
======================================================================

CONSUMER ELECTRONICS-1.07%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          11,800       343,498
======================================================================

DATA PROCESSING SERVICES-3.55%

Ceridian Corp.(a)                                 33,000       618,750
----------------------------------------------------------------------
First Data Corp.                                   6,600       517,770
======================================================================
                                                             1,136,520
======================================================================

DIVERSIFIED CHEMICALS-1.30%

Du Pont (E. I.) de Nemours & Co.                   9,800       416,598
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.97%

H&R Block, Inc.                                   14,100       630,270
======================================================================

DIVERSIFIED FINANCIAL SERVICES-6.59%

American Express Co.                              13,300       474,677
----------------------------------------------------------------------
Citigroup Inc.                                     9,900       499,752
----------------------------------------------------------------------
Freddie Mac                                        6,000       392,400
----------------------------------------------------------------------
J.P. Morgan Chase & Co.                           11,200       407,120
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   4,000       223,760
----------------------------------------------------------------------
Stilwell Financial, Inc.                           4,000       108,880
======================================================================
                                                             2,106,589
======================================================================

ELECTRIC UTILITIES-1.17%

PG&E Corp.                                        19,400       373,256
======================================================================

ENVIRONMENTAL SERVICES-2.22%

Waste Management, Inc.                            22,200       708,402
======================================================================

                                                             MARKET
                                                SHARES        VALUE

FOOD RETAIL-1.95%

Kroger Co. (The)(a)                               29,900   $   624,013
======================================================================

GENERAL MERCHANDISE STORES-1.37%

Target Corp.                                      10,700       439,235
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.04%

McKesson Corp.                                     8,900       332,860
======================================================================

HOTELS-0.97%

Starwood Hotels & Resorts Worldwide, Inc.         10,400       310,440
======================================================================

HOUSEHOLD APPLIANCES-1.72%

Black & Decker Corp. (The)                        14,600       550,858
======================================================================

INDUSTRIAL CONGLOMERATES-2.88%

Textron, Inc.                                      6,300       261,198
----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 11,200       659,680
======================================================================
                                                               920,878
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.80%

AT&T Corp.                                        14,100       255,774
======================================================================

IT CONSULTING & SERVICES-1.05%

Electronic Data Systems Corp.                      4,900       335,895
======================================================================

LIFE & HEALTH INSURANCE-1.94%

Prudential Financial, Inc.(a)                      5,100       169,269
----------------------------------------------------------------------
UnumProvident Corp.                               17,000       450,670
======================================================================
                                                               619,939
======================================================================

MANAGED HEALTH CARE-3.14%

Anthem, Inc.(a)                                    6,000       297,000
----------------------------------------------------------------------
CIGNA Corp.                                        3,900       361,335
----------------------------------------------------------------------
UnitedHealth Group Inc.                            4,900       346,773
======================================================================
                                                             1,005,108
======================================================================

MOVIES & ENTERTAINMENT-1.29%

Walt Disney Co. (The)                             19,900       412,328
======================================================================

OIL & GAS DRILLING-3.93%

Cooper Cameron Corp.(a)                           10,800       435,888
----------------------------------------------------------------------
Pride International, Inc.(a)                      20,600       311,060
----------------------------------------------------------------------
Transocean Sedco Forex Inc.                       15,100       510,682
======================================================================
                                                             1,257,630
======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.46%

Schlumberger Ltd.                                  8,500       467,075
======================================================================

PAPER PRODUCTS-0.87%

International Paper Co.                            6,900       278,415
======================================================================

                                                             MARKET
                                                SHARES        VALUE

PROPERTY & CASUALTY INSURANCE-1.63%

XL Capital Ltd.-Class A (Bermuda)                  5,700   $   520,752
======================================================================

REINSURANCE-0.98%

PartnerRe Ltd. (Bermuda)                           5,800       313,200
======================================================================

SEMICONDUCTOR EQUIPMENT-0.80%

Applied Materials, Inc.(a)                         6,400       256,640
======================================================================

SYSTEMS SOFTWARE-1.62%

Computer Associates International, Inc.           15,000       517,350
======================================================================

TELECOMMUNICATIONS EQUIPMENT-0.90%

Motorola, Inc.                                    19,100       286,882
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $18,480,683)                          19,815,075
======================================================================

                                               PRINCIPAL
                                                AMOUNT
U.S. DOLLAR DENOMINATED BONDS & NOTES-8.54%

BANKS-0.84%

Bank of America Corp., Sub. Notes, 9.38%,
  09/15/09                                     $  50,000        58,540
----------------------------------------------------------------------
Dresdner Bank New York, Unsec. Sub. Deb.,
  7.25%, 09/15/15                                100,000       104,560
----------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                       100,000       104,789
======================================================================
                                                               267,889
======================================================================

BROADCASTING & CABLE TV-1.76%

Comcast Cable Communications, Unsec. Notes,
  8.88%, 05/01/17                                100,000       113,982
----------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10           175,000       185,215
----------------------------------------------------------------------
Time Warner Inc.,
  Notes, 8.18%, 08/15/07                          35,000        39,179
----------------------------------------------------------------------
  Unsec. Deb., 8.05%, 01/15/16                   150,000       169,759
----------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                          50,000        55,621
======================================================================
                                                               563,756
======================================================================

CONSUMER FINANCE-0.38%

Ford Motor Credit Co., Notes, 7.88%, 06/15/10     10,000        10,191
----------------------------------------------------------------------
General Motors Acceptance Corp., Bonds,
  8.00%, 11/01/31                                 60,000        60,645
----------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                        45,000        48,828
======================================================================
                                                               119,664
======================================================================

DIVERSIFIED FINANCIAL SERVICES-2.27%

AIG SunAmerica Global Financing VII, Notes,
  5.85%, 08/01/08 (Acquired 09/28/01; Cost
  $20,452)(b)                                     20,000        20,232
----------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                160,000       166,315
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  09/28/01; Cost $26,939)(b)                   $  25,000   $    27,011
----------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                       400,000       438,224
----------------------------------------------------------------------
Lehman Brothers Holdings Inc., Sr. Bonds,
  7.88%, 08/15/10                                 20,000        21,837
----------------------------------------------------------------------
Qwest Capital Funding Inc., Gtd. Unsec.
  Notes, 7.63%, 08/03/21                          40,000        37,642
----------------------------------------------------------------------
Tyco Capital Corp. (The) (Bermuda), Notes,
  6.50%, 02/07/06                                 15,000        15,529
======================================================================
                                                               726,790
======================================================================

ELECTRIC UTILITIES-0.30%

Indiana Michigan Power Co. -- Series C, Sr.
  Unsec. Notes, 6.13%, 12/15/06                   80,000        79,408
----------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 09/28/01; Cost $20,700)(b)            20,000        17,850
======================================================================
                                                                97,258
======================================================================

INTEGRATED OIL & GAS-0.10%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 30,000        31,198
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.28%

TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11                                        85,000        89,888
======================================================================

LIFE & HEALTH INSURANCE-0.68%

American General Corp.,
  Sr. Notes, 6.63%, 02/15/29                     120,000       118,489
----------------------------------------------------------------------
  Unsec. Notes, 7.50%, 07/15/25                   50,000        54,664
----------------------------------------------------------------------
American General Finance Corp., Sr. Unsec.
  Putable Notes, 8.13%, 08/15/09                  40,000        44,346
======================================================================
                                                               217,499
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.57%

Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired
  09/28/01-11/01/01; Cost $81,054)(b)             80,000        81,199
----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                         100,000       101,674
======================================================================
                                                               182,873
======================================================================

PHARMACEUTICALS-0.66%

Johnson & Johnson, Unsec. Deb., 6.95%,
  09/01/29                                        70,000        74,606
----------------------------------------------------------------------
Merck & Co., Inc., Unsec. Deb.,
  5.95%, 12/01/28                                 70,000        66,184
----------------------------------------------------------------------
  6.40%, 03/01/28                                 70,000        70,204
======================================================================
                                                               210,994
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

REINSURANCE-0.70%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                       $ 200,000   $   224,792
======================================================================
    Total U.S. Dollar Denominated Non-
      Convertible Bonds & Notes (Cost
      $2,794,579)                                            2,732,601
======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-19.13%

FEDERAL HOME LOAN BANK-0.64%

Unsec. Bonds,
  5.13%, 03/06/06                                200,000       203,410
======================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.18%

Pass Through Ctfs.,
  7.00%, 09/01/31                                208,682       212,725
----------------------------------------------------------------------
Pass Through Ctfs.,
  7.00%, 07/01/29                                110,618       112,864
----------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(c)                             370,000       370,809
======================================================================
                                                               696,398
======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-16.00%

Pass Through Ctfs.,
  6.50%, 10/01/16                                282,660       288,452
----------------------------------------------------------------------
  7.00%, 12/01/31                                420,000       428,530
----------------------------------------------------------------------
Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(c)                             800,000       801,000
----------------------------------------------------------------------
Unsec. Medium Term Notes,
  6.87%, 07/17/07                              2,250,000     2,397,578
----------------------------------------------------------------------
Unsec. Notes,
  6.38%, 06/15/09                                890,000       937,909
----------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                260,000       264,415
======================================================================
                                                             5,117,884
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.31%

Pass Through Ctfs.-TBA,
  6.50%, 02/01/32(c)                           $ 100,000   $   100,469
======================================================================
    Total U.S. Government Agency Securities
      (Cost $6,208,747)                                      6,118,161
======================================================================

U.S. TREASURY SECURITIES-3.59%

U.S. TREASURY NOTES-3.28%

  6.88%, 05/15/06                                345,000       380,300
----------------------------------------------------------------------
  5.75%, 08/15/10                                175,000       183,788
----------------------------------------------------------------------
  5.00%, 08/15/11                                485,000       483,880
======================================================================
                                                             1,047,968
======================================================================
U.S. TREASURY BONDS-0.31%

  6.13%, 08/15/29                                 95,000       100,804
======================================================================
    Total U.S. Treasury Securities (Cost
      $1,181,951)                                            1,148,772
======================================================================

                                                SHARES
MONEY MARKET FUNDS-14.44%

STIC Liquid Assets Portfolio(d)                2,309,834     2,309,834
----------------------------------------------------------------------
STIC Prime Portfolio(d)                        2,309,834     2,309,834
======================================================================
    Total Money Market Funds (Cost
      $4,619,668)                                            4,619,668
======================================================================
TOTAL INVESTMENTS-107.65% (Cost $33,285,628)                34,434,277
======================================================================
OTHER ASSETS LESS LIABILITIES-(7.65%)                       (2,446,644)
======================================================================
NET ASSETS-100.00%                                         $31,987,633
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $146,292, which represented 0.46% of the Fund's net assets.
(c) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $33,285,628)  $34,434,277
------------------------------------------------------------
Receivables for:
  Investments sold                                   255,231
------------------------------------------------------------
  Fund shares sold                                   878,060
------------------------------------------------------------
  Dividends and interest                             176,475
------------------------------------------------------------
Investment for deferred compensation plan              1,093
------------------------------------------------------------
Other assets                                          15,446
============================================================
    Total assets                                  35,760,582
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,675,641
------------------------------------------------------------
  Fund shares reacquired                              18,911
------------------------------------------------------------
  Deferred compensation plan                           1,093
------------------------------------------------------------
Accrued distribution fees                             26,516
------------------------------------------------------------
Accrued transfer agent fees                            2,418
------------------------------------------------------------
Accrued operating expenses                            48,370
============================================================
    Total liabilities                              3,772,949
============================================================
Net assets applicable to shares outstanding      $31,987,633
============================================================

NET ASSETS:

Class A                                          $10,752,672
____________________________________________________________
============================================================
Class B                                          $16,067,349
____________________________________________________________
============================================================
Class C                                          $ 5,167,612
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,000,690
____________________________________________________________
============================================================
Class B                                            1,495,156
____________________________________________________________
============================================================
Class C                                              480,819
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     10.75
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.75 divided by
      95.25%)                                    $     11.29
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     10.75
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     10.75
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the period September 28, 2001 (Date operations commenced) through December 31, 2001

INVESTMENT INCOME:

Interest                                          $   60,552
------------------------------------------------------------
Dividends                                             42,408
------------------------------------------------------------
Dividends from affiliated money market funds          13,417
============================================================
    Total investment income                          116,377
============================================================

EXPENSES:

Advisory fees                                         29,174
------------------------------------------------------------
Administrative services fees                          12,603
------------------------------------------------------------
Custodian fees                                        12,168
------------------------------------------------------------
Distribution fees -- Class A                           5,240
------------------------------------------------------------
Distribution fees -- Class B                          22,783
------------------------------------------------------------
Distribution fees -- Class C                           7,127
------------------------------------------------------------
Transfer agent fees -- Class A                         2,069
------------------------------------------------------------
Transfer agent fees -- Class B                         3,043
------------------------------------------------------------
Transfer agent fees -- Class C                           952
------------------------------------------------------------
Trustees' fees                                         1,983
------------------------------------------------------------
Printing                                              17,644
------------------------------------------------------------
Professional fees                                     31,670
------------------------------------------------------------
Other                                                  2,574
============================================================
    Total expenses                                   149,030
============================================================
Less: Fees waived and expenses reimbursed            (65,504)
------------------------------------------------------------
    Expenses paid indirectly                             (17)
============================================================
    Net expenses                                      83,509
============================================================
Net investment income                                 32,868
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (124,267)
============================================================
Change in net unrealized appreciation of
  investment securities                            1,148,649
============================================================
Net gain from investment securities                1,024,382
============================================================
Net increase in net assets resulting from
  operations                                      $1,057,250
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the period September 28, 2001 (Date operations commenced) through December 31, 2001

                                                                   2001
                                                                -----------
OPERATIONS:

  Net investment income                                         $    32,868
---------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              (124,267)
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    1,148,649
===========================================================================
    Net increase in net assets resulting from operations          1,057,250
===========================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (37,235)
---------------------------------------------------------------------------
  Class B                                                           (33,889)
---------------------------------------------------------------------------
  Class C                                                            (8,848)
---------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        10,423,697
---------------------------------------------------------------------------
  Class B                                                        15,589,686
---------------------------------------------------------------------------
  Class C                                                         4,996,972
===========================================================================
    Net increase in net assets                                   31,987,633
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period                                                 $31,987,633
___________________________________________________________________________
===========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $30,950,108
---------------------------------------------------------------------------
  Undistributed net investment income                                13,143
---------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                     (124,267)
---------------------------------------------------------------------------
  Unrealized appreciation of investment securities                1,148,649
===========================================================================
                                                                $31,987,633
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital and current income. The Fund commenced operations on September 28, 2001.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     On December 31, 2001, undistributed net investment income was increased by $60,247 and shares of beneficial interest decreased by $60,247 as a result of nondeductible organizational expenses. Net assets of the Fund were unaffected by the reclassifications discussed above.
     The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had a capital loss carryforward of $1,094 which expires December 31, 2009. As of December 31, 2001 the Fund has a post-October capital loss deferral of $123,172 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets on the next $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. AIM voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period September 28, 2001 (date operations commenced) through December 31, 2001, AIM waived fees of $29,174 and reimbursed fees of $36,330.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period September 28, 2001 (date operations commenced) through December 31, 2001, AIM was paid $12,603 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period September 28, 2001 (date operations commenced) through December 31, 2001, AFS was paid $3,020 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period September 28, 2001 (date operations commenced) through December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $5,240, $22,783 and $7,127, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $19,234 from sales of the Class A shares of the Fund for the period September 28, 2001 (date operations commenced) through December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. For the same period, AIM Distributors received $84 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm of Kramer, Levin, Naftalis & Frankel LLP, of which a trustee is a member, is counsel to the Board of Trustees. During the period September 28, 2001 (date operations commenced) through December 31, 2001, the Fund paid legal no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the period September 28, 2001 (date operations commenced) through December 31, 2001, the Fund received reductions in custodian fees of $17 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $17.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period September 28, 2001 (date operations commenced) through December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 was as follows:

                                                  2001
                                                 -------
Distributions paid from ordinary income          $79,972
________________________________________________________
========================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                  $   14,235
---------------------------------------------------------
Capital loss carryforward                          (1,094)
---------------------------------------------------------
Unrealized appreciation                         1,024,384
=========================================================
                                               $1,037,525
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period September 28, 2001 (date operations commenced) through December 31, 2001 was $27,497,032 and $788,507, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $1,477,196
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (328,547)
=========================================================
Net unrealized appreciation of investment
  securities                                   $1,148,649
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the period September 28, 2001 (date operations commenced) through December 31, 2001 were as follows:

                                                                        2001
                                                              ------------------------
                                                               SHARES        AMOUNT
                                                              ---------    -----------
Sold:
  Class A                                                     1,014,635    $10,570,925
--------------------------------------------------------------------------------------
  Class B                                                     1,510,274     15,749,795
--------------------------------------------------------------------------------------
  Class C                                                       511,202      5,323,113
======================================================================================
Issued as reinvestment of dividends:
  Class A                                                         3,464         36,336
--------------------------------------------------------------------------------------
  Class B                                                         2,340         24,543
--------------------------------------------------------------------------------------
  Class C                                                           810          8,499
======================================================================================
Reacquired:
  Class A                                                       (17,409)      (183,564)
--------------------------------------------------------------------------------------
  Class B                                                       (17,458)      (184,652)
--------------------------------------------------------------------------------------
  Class C                                                       (31,193)      (334,640)
======================================================================================
                                                              2,976,665    $31,010,355
______________________________________________________________________________________
======================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                   CLASS A
                                                              ------------------
                                                              SEPTEMBER 28, 2001
                                                               (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                   2001(a)
                                                              ------------------
Net asset value, beginning of period                               $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.03
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.76
================================================================================
    Total from investment operations                                  0.79
================================================================================
Less distributions from net investment income                        (0.04)
================================================================================
Net asset value, end of period                                     $ 10.75
________________________________________________________________________________
================================================================================
Total return(b)                                                       7.94%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $10,753
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.43%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                 2.89%(c)
================================================================================
Ratio of net investment income to average net assets                  1.16%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                  7%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $5,752,659.

                                                                   CLASS B
                                                              ------------------
                                                              SEPTEMBER 28, 2001
                                                               (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                   2001(a)
                                                              ------------------
Net asset value, beginning of period                               $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.01
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.77
================================================================================
    Total from investment operations                                  0.78
================================================================================
Less distributions from net investment income                        (0.03)
================================================================================
Net asset value, end of period                                     $ 10.75
________________________________________________________________________________
================================================================================
Total return(b)                                                       7.76%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $16,067
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.08%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                 3.54%(c)
================================================================================
Ratio of net investment income to average net assets                  0.52%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                  7%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $8,753,540.

                                                                   CLASS C
                                                              ------------------
                                                              SEPTEMBER 28, 2001
                                                               (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                   2001(a)
                                                              ------------------
Net asset value, beginning of period                                $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.01
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.77
================================================================================
    Total from investment operations                                  0.78
================================================================================
Less distributions from net investment income                        (0.03)
================================================================================
Net asset value, end of period                                      $10.75
________________________________________________________________________________
================================================================================
Total return(b)                                                       7.76%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $5,168
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.08%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                 3.54%(c)
================================================================================
Ratio of net investment income to average net assets                  0.52%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                  7%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $2,738,134.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Basic Balanced Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema Mathai-Davis - 1950  1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Trustee

Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND                              INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza                               A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers
Suite 100                                       11 Greenway Plaza         11 Greenway Plaza          LLP
Houston, TX 77046                               Suite 100                 Suite 100                  1201 Louisiana, Suite
                                                Houston, TX 77046         Houston, TX 77046          2900
                                                                                                     Houston, TX 77002

COUNSEL TO THE FUND                             COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr                                   Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP                        & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street                              919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103                          New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 34.07% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 8.28% was derived from U.S. Treasury
Obligations.

                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since 1976
      MORE AGGRESSIVE                       MORE AGGRESSIVE                     and manages approximately $158 billion in assets
                                                                                for more than 9 million shareholders, including
AIM Small Cap Opportunities(1)      AIM Developing Markets                      individual investors, corporate clients and
AIM Mid Cap Opportunities(1)        AIM European Small Company                  financial institutions.*
AIM Large Cap Opportunities(1)      AIM Asian Growth                                 The AIM Family of Funds--Registered Trademark--
AIM Emerging Growth                 AIM International Emerging Growth           is distributed nationwide. AIM is a subsidiary of
AIM Small Cap Growth                AIM Global Aggressive Growth                AMVESCAP PLC, one of the world's largest independent
AIM Aggressive Growth               AIM European Development                    financial services companies with $398 billion in
AIM Mid Cap Growth                  AIM Euroland Growth                         assets under management.*
AIM Dent Demographic Trends         AIM International Equity                    *As of 12/31/01
AIM Constellation                   AIM Global Growth
AIM Large Cap Growth                AIM Worldwide Spectrum
AIM Weingarten                      AIM Global Trends
AIM Small Cap Equity                AIM International Value(3)
AIM Capital Development
AIM Charter                                       MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                             SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                          MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value             AIM New Technology
AIM Large Cap Core Equity           AIM Global Telecommunications and Technology
AIM Basic Value                     AIM Global Energy(4)
AIM Large Cap Basic Value           AIM Global Infrastructure
AIM Balanced                        AIM Global Financial Services
AIM Basic Balanced                  AIM Global Health Care
                                    AIM Global Utilities
       MORE CONSERVATIVE            AIM Real Estate(5)

                                                  MORE CONSERVATIVE


                        FIXED-INCOME FUNDS


    TAX-FREE FIXED-INCOME FUNDS             TAXABLE FIXED-INCOME FUNDS

           MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM High Yield II                          AIM High Income Municipal
AIM High Yield                             AIM Municipal Bond
AIM Strategic Income                       AIM Tax-Free Intermediate
AIM Income                                 AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds(R) and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


* As of 12/31/01                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        BBA-AR-1

A I M Distributors, Inc.